UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2023

DHC ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40130	98-1574798
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

535 Silicon Drive, Suite 100 Southlake, Texas	76092
(Address of principal executive offices)	(Zip Code)

(214) 452-2300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	DHCAU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	DHCA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share of at an exercise price of $11.50	DHCAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On March 9, 2023, DHC Acquisition Corp (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to disclose, among other things, an amendment (the “Articles Amendment”) to the Company’s Amended and Restated Memorandum and Articles of Association approved by the Company’s Ordinary Shareholders and effective on March 3, 2023, which the Company filed with the Registrar of Companies of the Cayman Islands (the “Cayman Registrar”) on March 10, 2023. This Amendment No. 1 to the Original 8-K is being filed solely to include the Articles Amendment in the form as filed with the Cayman Registrar as a standalone amendment to, rather than as an amendment and restatement of, the Amended and Restated Memorandum and Articles of Association.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amendment to the Amended and Restated Memorandum and Articles of Association.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 14, 2023	DHC ACQUISITION CORP

	By:	/s/ Christopher Gaertner
	Name:	Christopher Gaertner
	Title:	Co-Chief Executive Officer and Chief Financial Officer